Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ Robert Barker

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ Roger G. Ackerman

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ Barber B. Conable, Jr.

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ David A. Duke

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of January, 1994.



/s/ E. Martin Gibson

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of January, 1994.



/s/ Gordon Gund

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of January, 1994.



/s/ John M. Hennessy

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.



/s/ Vernon E. Jordan, Jr.

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ James W. Kinnear

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of January, 1994.

/s/ James J. O'Connor

                                                                    Exhibit 24

                             CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of January, 1994.

/s/ Catherine A. Rein

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of January, 1994.



/s/ William D. Smithburg

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of January, 1994.



/s/ Mary L. Bundy

                                                                    Exhibit 24



                             CORNING INCORPORATED



POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 8,000,000 shares of the Common Stock of Corning Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of January, 1994.



/s/ Robert G. Stone, Jr.